AGREEMENT

This Agreement between Industri-Matematik International (IMI) and Per Edstrom (PEED), personal ID number 570315-0036, has been made and entered into as follows:

1. Effective from January 1, 1999 a base salary of SEK 68,000 per month will be paid to PEED

2. The pension-based salary amounts to SEK 829,600 per year effective from January 1, 1998.

3. Pension premiums shall be cost neutral towards the SPP/ITP plan for salaried employees.

4. PEED is entitled within the framework of the ITP plan to discuss alternative pension plan solutions with The Company's insurance agent.

INDUSTRI-MATEMATIK INTERNATIONAL
/s/ Lars-Goran Peterson
- ---------------------------------                     981231
Lars-Goran Peterson                                           Date

The above Agreement is hereby accepted and agreed to:
/s/ Per Edstrom
- ---------------------------------                     981231
Per Edstrom                                              Date

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                                 Bonus Plan FY99
                                   Per Edstrom

This document describes your bonus plan for FY99 (980501-990430)

A guaranteed bonus will be paid out monthly at the amount of SEK 14.225 per month.


Other terms and conditions:

- -   If Per Edstrom terminates employment during the budget year, no bonus is payable.

- -   Vacation compensation is not accrued on bonus payments

- -   Should the company's budget be changed, especially as a result of a business acquisition or divestiture, then the calculations contained herein shall be changed in the corresponding month for that period for which the change applies.


For Industri-Matematik International Corp.
/s/ Lars-Goran Peterson
- ------------------------------------------                 981231
Lars-Goran Peterson                                                Date

The above bonus plan is hereby accepted and agreed to:
/s/ Per Edstrom
- ------------------------------------------                 981231
Per Edstrom                                                   Date